                                                                                                      EXHIBIT 10(e)

                                               AMENDED AND RESTATED
                                         2000 ASSOCIATE STOCK OPTION PLAN
                                                        OF
                                                ACXIOM CORPORATION

1.       Establishment  and Purpose.  The purpose of the 2000  Associate  Stock  Option Plan of Acxiom  Corporation
(the  "Plan") is to further  the  growth and  development  of Acxiom  Corporation  (the  "Company")  and any of its
present or future  Subsidiaries and Affiliated  Companies (as defined below) by granting to certain  Associates (as defined below) of the Company and any Subsidiary or Affiliated  Company  options to purchase shares of Common Stock
(as defined  below) of the Company,  thereby  offering  such  Associates a  proprietary  interest in the  Company's business  and a more direct  stake in its  continuing  welfare,  and  aligning  their  interests  with those of the
Company's  shareholders.  This Plan is also  intended to assist the Company in attracting  and  retaining  talented
Associates, who are vital to the continued development and success of the Company.

2.       Definitions.  The following capitalized terms, when used in the Plan, will have the following meanings:

(a)      "Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

(b)      "Affiliated  Company" means any corporation,  limited liability  company,  partnership,  limited liability partnership,  joint  venture  or other  entity  in which the  Company  or any of its  Subsidiaries  has an ownership interest.

(c)       "Associate"  means  any  employee,  officer  (whether  or not  also  a  director),  director,  affiliate, independent  contractor or consultant  of the Company,  a Subsidiary or an Affiliated  Company who renders those types of services which tend to contribute to the success of the Company,  its  Subsidiaries  or its
         Affiliated  Companies,  or which may  reasonably be anticipated to contribute to the future success of the
         Company, its Subsidiaries or its Affiliated Companies.

(d)      "Board" shall mean the Board of Directors of the Company.

(e)      "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time.

(f)      "Common  Stock" means the common  stock,  par value $.10 per share,  of the Company or any  security  into which such common  stock may be changed by reason of any  transaction  or event of the type  described  in
         Section 18 of the Plan.

(g)      "Committee"  means a committee  of the Board whose  members are  appointed by the Board from time to time.
         All of the  members  of the  Committee,  which  may not be less  than two,  are  intended  at all times to qualify as  "outside  directors"  within  the  meaning  of  Section  162(m) of the Code and  "Non-Employee
         Directors"  within the  meaning of Rule  16b-3;  provided,  however,  that the failure of a member of such
         Committee to so qualify shall not be deemed to invalidate any Stock Option granted by such Committee.

(h)      "Date of Grant" means the date specified by the Committee or the Board,  as  applicable,  on which a grant of Stock Options or Stock Appreciation Rights will become effective.

(i)      "Exercise Price" means the purchase price per share payable upon exercise of a Stock Option.

(j)      "Fair Market Value" means,  as of any applicable  determination  date or for any applicable  determination period, the fair market value of the Common Stock as determined by the Committee or Board.

(k)       "Grant  Documents" means any written  agreement,  memorandum or other document or instrument,  authorized by the Committee or Board,  evidencing  the terms and  conditions of a Stock Option or Stock  Appreciation
         Right grant under the Plan.

(l)      "Incentive  Stock  Option"  means a Stock Option  intended to be and  designated  as an  "Incentive  Stock
         Option" within the meaning of Section 422 of the Code.

(m)      "Legal  Requirements"  mean any laws, or any rules or  regulations  issued or  promulgated by the Internal
         Revenue  Service  (including  Section  422 of the Code),  the  Securities  and  Exchange  Commission,  the
         National Association of Securities Dealers,  Inc., The Nasdaq,  Inc.'s National Market (or any other stock
         exchange  upon  which  the  Common  Stock  is  listed  for  trading),   or  any  other   governmental   or
         quasi-governmental agency having jurisdiction over the Company, the Common Stock or the Plan.

(n)       "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(o)      "Participant"  means a person who is selected by the  Committee or the Board,  as  applicable,  to receive
         Stock Option or Stock Appreciation Right grants under the Plan and who is at that time an Associate.

(p)      "Rule 16b-3" means Rule 16b-3 under Section 16 of the Act, as such Rule is in effect from time to time.

(q)      "Stock  Appreciation  Right" means the right pursuant to an award granted under Section 12 of the Plan, to surrender  to the Company all (or a portion) of such right and, if  applicable,  a related  Stock  Option, and receive cash or shares of Common Stock in accordance with the provisions of Section 12.

(r)      "Stock  Option"  means the right to purchase a share of Common  Stock upon  exercise of an option  granted pursuant to Section 4 of the Plan.

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(s)      "Strike Price" shall have the meaning set forth for such term in Section 12(b) of the Plan.

(t)      "Subsidiary"   means  any  corporation,   limited  liability  company,   partnership,   limited  liability
         partnership,  joint  venture  or  other  entity  in  which  the  Company  owns or  controls,  directly  or indirectly,  not less than 50% of the total combined voting power or equity  interests  represented by all classes of stock issued by such corporation,  limited liability  company,  partnership,  limited liability partnership, joint venture or other entity.

3.       Administration.  The Plan shall be  administered  by the  Committee  and the Board.  Each of the Committee
or the  Board has the full  authority  and  discretion  to  administer  the Plan,  and to take any  action  that is necessary or advisable in  connection  with the  administration  of the Plan  including,  without  limitation,  the authority and discretion to:

(a)      select the Associates eligible to become Participants under the Plan;

(b)      determine  whether  and to what extent  Incentive  Stock  Options,  Non-Qualified  Stock  Options or Stock
         Appreciation Rights are to be granted hereunder to one or more Associates;

(c)      determine the number of shares of Common Stock to be covered by each such grant;

(d)      determine the terms and conditions,  not  inconsistent  with the terms of the Plan, of any grant hereunder
         (including,  but not limited  to, the  Exercise  Price or Strike  Price and any  restriction,  limitation, procedure,  or deferral related thereto, or any vesting acceleration or waiver of forfeiture  restrictions regarding any Stock Option,  or the shares of stock relating  thereto,  or any Stock  Appreciation  Right, based in each case on such  guidelines and factors as the Committee or Board shall  determine from time to time in its sole discretion); and

(e)      determine whether,  to what extent and under what  circumstances  grants under the Plan are to be made and operate,  whether on a tandem  basis or  otherwise,  with other grants or awards  (whether  equity or cash based) made by the Company under or outside of the Plan.

         Each of the  Committee  and the Board  shall have the  authority  to adopt,  alter and repeal  such rules, guidelines and practices  governing the Plan as it shall from time to time deem  advisable;  to interpret the terms and  provision  of the Plan and any Stock Option or Stock  Appreciation  Right grant issued under the Plan (and any
Grant Documents relating thereto); and to otherwise supervise the administration of the Plan.

         Each of the Committee and the Board shall also have the authority to provide,  in its discretion,  for the recision,  forfeiture,  cancellation or other restriction of any Stock Option or Stock  Appreciation  Right granted under the Plan,  or for the  forfeiture,  recision or repayment to the Company by an Associate or former  Associate of any  profits  or gains  related  to the  exercise  of any  Stock  Option  or Stock  Appreciation  Right  granted hereunder,  or other  limitations,  upon the occurrence of such prescribed  events and under such  circumstances as the Committee or the Board shall deem necessary and reasonable for the benefit of the Company.

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         All decisions  made by the Committee  and the Board  pursuant to the  provisions of the Plan shall be made in the Committee's or Board's sole  discretion and shall be final and binding on all persons  including the Company and any  Participant.  No member of the  Committee  or Board  will be liable for any such  action or  determination made in good faith.

         Notwithstanding  any  provision  of the Plan to the  contrary,  the  Committee  will  have  the  exclusive authority and  discretion to  administer or otherwise  take any action  required or permitted to be taken under the provisions  of  Sections  4, 6, 7, 8,  10,  11,  12,  17 or 18  hereof  with  respect  to  Stock  Options  or Stock
Appreciation  Rights granted under the Plan that are intended to comply with the  requirements of Section 162(m) of the Code.

4.       Grant of Stock  Options.  The  Committee  or the  Board may from  time to time  authorize  grants of Stock
Options to any  Participant  upon such terms and  conditions  as the Committee or Board may determine in accordance with the provisions set forth in this Plan.  Each grant will specify,  among other things,  the number of shares of
Common Stock to which it pertains;  the Exercise  Price,  the form of payment to be made by the Participant for the shares  purchased  upon  exercise of the Stock  Option and the  required  period or periods (if any) of  continuous service by the Participant with the Company,  a Subsidiary or an Affiliated  Company and/or any other conditions to be satisfied  before the Stock  Options or  installments  thereof will vest and become  exercisable.  Stock Options granted under the Plan may be either  Non-Qualified  Stock  Options or Incentive  Stock  Options.  The Committee or
Board,  at the time each Stock  Option is granted,  shall  designate  such option as either a  Non-Qualified  Stock
Option or an Incentive Stock Option.

         Notwithstanding  any  provision  of the  Plan  to the  contrary,  the  aggregate  Fair  Market  Value  (as determined  on the Date of Grant) of the Common Stock with respect to which  Incentive  Stock  Options  granted are exercisable  for the first time by any  Participant  during any  calendar  year (under all plans of the Company and its  Subsidiaries)  shall not exceed the maximum amount  specified by Section 422 of the Code, as amended from time to time (currently $100,000).

         Each  Stock  Option  granted  under  this Plan  will be  evidenced  by Grant  Documents  delivered  to the
Participant  containing such further terms and provisions,  consistent with the Plan, as the Committee or Board may approve in its discretion.

5.       Shares  Subject to the Plan.  The total number of shares of Common  Stock which may be issued  pursuant to the Plan shall not exceed in the  aggregate  12,375,000  shares.  Such shares may consist,  in whole or in part, of authorized  and unissued  shares or treasury  shares,  as determined  in the  discretion of the Committee or Board.
Any shares of Common  Stock  which are subject to Stock  Options  that are  terminated  unexercised,  forfeited  or surrendered  or that expire for any reason  will again be  available  for  issuance  under the Plan.  The shares of
Common Stock available for issuance under the Plan will be subject to adjustment as provided in Section 18 below.

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6.       Eligible  Participants.  All  Associates  shall be eligible to receive  Stock  Options and thereby  become
Participants  in the Plan,  regardless of such  Associate's  prior  participation  in the Plan or any other benefit plan of the Company.  No executive  officer named in the Summary  Compensation  Table of the Company's then current
Proxy  Statement  shall be eligible to receive in excess of 600,000 Stock Options or Stock  Appreciation  Rights in
any three-year period.

7.       Exercise Price.

(a)      The  Exercise  Price for each share of Common Stock  purchasable  under any Stock Option shall be not less than  100% of the Fair  Market  Value  per  share on the Date of  Grant as the  Committee  or Board  shall specify.  All such Exercise Prices shall be subject to adjustment as provided for in Section 18 hereof.

(b)      If any  Participant  to whom an Incentive  Stock Option is to be granted  under the Plan is on the Date of
         Grant the owner of stock (as  determined  under Section  425(d) of the Code)  possessing  more than 10% of the total combined  voting power of all classes of stock of the Company or any one of its  Subsidiaries or
         Affiliated  Companies,  then the following  special  provisions shall be applicable to any Incentive Stock
         Options granted to such individual:

(i)      The Exercise  Price per share of Common  Stock  subject to such  Incentive  Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock on the Date of Grant; and

(ii)     The Incentive Stock Option shall not have a term in excess of five (5) years from the Date of Grant.

8.       Exercise  Period.  Subject to Section 18 hereof,  the period  during  which a Stock  Option shall vest and become  exercisable by a Participant (or his or her  representative(s)  or  transferee(s))  whether during or after employment or following  death,  retirement or disability  (the "Exercise  Period") shall be such period of time as may be designated by the Committee or Board as set forth in the applicable  Grant Documents  executed in connection with such Stock  Option.  If the  Committee or Board  provides,  in its sole  discretion,  that any Stock Option is exercisable  only in  installments,  the  Committee  or Board may waive or  accelerate  such  installment  exercise provisions  at any time at or after grant in whole or in part,  based upon such  factors as the  Committee or Board shall determine, in its sole discretion.

         The maximum  duration of any  Incentive  Stock Option  granted under the Plan shall be ten (10) years from the Date of Grant (and no such Incentive  Stock Option shall be exercisable  after the expiration of such (10) year period),  although such options may be granted for a lesser duration.  The duration of Non-Qualified  Stock Options shall be for such period as determined by the Committee or Board in its sole discretion.

9.       Exercise of Option.  Subject to Section 18 hereof,  a Stock Option may be exercised  by a  Participant  at any time and from time to time  during  the  Exercise  Period  by giving  written  notice of such  exercise  to the
Company  specifying  the number of shares of Common  Stock to be  purchased  by  Participant.  Such notice shall be accompanied by payment of the Exercise Price in accordance with Section 10 below.

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10.      Payment for Shares.  Full  payment of the Exercise  Price for shares  purchased  upon  exercise of a Stock
Option,  together  with the amount of any tax or excise due in respect of the sale and issue  thereof,  may be made in one of the following forms of payment:

(a)      Cash, by check or electronic funds transfer;

(b)      Pursuant to  procedures  approved by the  Company,  through the sale (or margin) of shares of Common Stock acquired upon exercise of the Stock Option through a  broker-dealer  to whom the Participant has submitted an irrevocable  notice of exercise and  irrevocable  instructions  to deliver  promptly to the Company the amount  of sale  (or if  applicable  margin  loan)  proceeds  sufficient  to pay for the  Exercise  Price, together with, if requested by the Company,  the amount of federal,  state,  local or foreign  withholding taxes payable by reason of such exercise;

(c)      By  delivering  previously-owned  shares of the  Company's  Common  Stock owned by the  Participant  for a period  of at  least  six  months  having a Fair  Market  Value on the date  upon  which  the  Participant exercises his or her Stock Option equal to the Exercise  Price,  or by  delivering a  combination  of cash and shares of Common Stock equal to the aggregate Exercise Price;

(d)      By  authorizing  the  Company to  withhold a number of shares of Common  Stock  otherwise  issuable to the
         Participant  upon exercise of a Stock Option having an aggregate  Fair Market Value on the date upon which the Participant exercises his or her Stock Option equal to the aggregate Exercise Price; or

                  (e)      By any combination of the foregoing;

provided  however,  that the payment methods  described in clauses (c), (d) or (e)  immediately  above shall not be available  to a  Participant  (i) without the prior  consent of either the  Committee or Board,  or its  authorized designee(s) and (ii) if at any time that the Company is prohibited  from  purchasing or acquiring  shares of Common
Stock under  applicable  law. The Committee may permit a Participant  to defer the issuance of any shares,  subject to such rules and procedures as it may establish.

         The Company  will issue no  certificates  for shares  until full  payment of the  Exercise  Price has been made,  and a  Participant  shall  have none of the  rights  of a  shareholder  until  certificates  for the  shares purchased are issued to him or her; provided  however,  that for purposes of this Section 10, full payment shall be deemed to be received by the Company upon evidence of delivery to a broker-dealer  of the irrevocable  instructions contemplated by clause (b) immediately above.

11.      Withholding  Taxes.  The Company may require a  Participant  exercising  a  Non-Qualified  Stock Option or
Stock  Appreciation  Right  granted  hereunder  to  reimburse  the  Company  (or  the  entity  which  employs  such
Participant)  for  taxes  required  by any  government  to be  withheld  or  otherwise  deducted  and  paid by such corporation in respect of the issuance of the shares.  Such  withholding  requirements  may be satisfied by any one of the following methods:

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(a)      A Participant may deliver cash in an amount which would satisfy the withholding requirement;

(b)      A  Participant  may deliver  previously-owned  shares of Common Stock (based upon the Fair Market Value of the Common Stock on the date of exercise) in an amount which would  satisfy the  withholding  requirement;
         or

(c)      With the prior consent of either the Committee or Board,  or its authorized  designee,  a Participant  may request  that the Company (or the entity  which  employs  such  Participant)  withhold  from the number of shares  otherwise  issuable  to the  Participant  upon  exercise  of a Stock  Option such number of shares
         (based  upon the Fair  Market  Value of the  Common  Stock on the date of  exercise)  as is  necessary  to satisfy the withholding requirement.

12.      Stock Appreciation Rights.

(a)      When  granted,  Stock  Appreciation  Rights may, but need not be identified  with a specific  Stock Option
         (including  any Stock Option granted on or before the Date of Grant of the Stock  Appreciation  Rights) in
         a number  equal to or  different  from the  number  of Stock  Appreciation  Rights  so  granted.  If Stock
         Appreciation  Rights  are  identified  with  shares  subject to a Stock  Option,  then,  unless  otherwise provided in the applicable Grant Document,  the Participant's  associated Stock Appreciation  Rights shall terminate  upon the  expiration,  termination,  forfeiture  or  cancellation  of such Stock  Option or the exercise of such Stock Option.

(b)      The "Strike  Price" of any Stock  Appreciation  Right shall (i) for any Stock  Appreciation  Right that is identified  with a Stock  Option,  equal the Exercise  Price of such Stock  Option,  or (ii) for any other
         Stock  Appreciation  Right,  be not less than 100% of the Fair Market  Value of a share of Common Stock on the Date of Grant as the Committee or Board shall specify.

(c)      Subject to  Section  18 hereof,  (i) each Stock  Appreciation  Right  which is  identified  with any Stock
         Option grant shall vest and become  exercisable  by a Participant  as and to extent that the related Stock
         Option which respect to which such Stock  Appreciation  Right is identified may be exercised and (ii) each other Stock  Appreciation  Right shall vest and become  exercisable  by a  Participant,  whether during or after  employment  or  following  death,  retirement  or  disability,  at  such  time or  times  as may be designated  by the  Committee  or Board  as set  forth  in the  applicable  Grant  Documents  executed  in connection with such Stock Appreciation Right.

(d)      Subject to Section 18 hereof,  Stock Appreciation  Rights may be exercised by a Participant by delivery to the  Company of written  notice of intent to  exercise a  specific  number of Stock  Appreciation  Rights.
         Unless otherwise  provided in the applicable Grant Documents,  the exercise of Stock  Appreciation  Rights which  are  identified  with  shares  of  Common  Stock  subject  to a Stock  Option  shall  result in the cancellation  or  forfeiture  of  such  Stock  Option  to the  extent  of  such  exercise  of  such  Stock
         Appreciation Right.

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(e)      The benefit to the  Participant  for each Stock  Appreciation  Right  exercised  shall be equal to (i) the
         Fair Market  Value of a share of Common  Stock on the date of such  exercise,  minus (ii) the Strike Price of such Stock  Appreciation  Right.  Such benefit  shall be payable in cash,  except that the Committee or
         Board may provide in the Grant  Documents  that  benefits may be paid wholly or partly in shares of Common
         Stock.

13.      Loans or Guarantee of Loans.  The Committee or Board,  or its  authorized  designee(s),  may authorize the extension  of a loan to a  Participant  by the Company  (or the  guarantee  by the Company of a loan  obtained by a
Participant  from a third  party) in order to assist a  Participant  to exercise a Stock Option  granted  under the
Plan.  The terms of any loans or  guarantees,  including the interest rate and terms of repayment,  will be subject to the  discretion of the Committee or Board,  or its authorized  designee(s).  Loans and guarantees may be granted without  security,  the  maximum  credit  available  being  the  Exercise  Price of the Stock  Option  sought to be exercised plus any federal and state income tax liability incurred upon exercise of the Stock Option.

14.      Transferability.

(a)      Incentive  Stock Options  granted under this Plan shall not be  transferred  by a  Participant,  except by will or by the laws of descent and distribution.

(b)      Non-Qualified  Stock Options and Stock  Appreciation  Rights  (subject to the limitations in paragraph (c)
         below)  granted  under the Plan may be  transferred  by a  Participant  to: (i) the  Participant's  family members (whether  related by blood,  marriage,  or adoption and including a former spouse);  (ii) trust(s)
         in which the Participant's  family members have a greater than 50% beneficial  interest;  and (iii) family partnerships  and/or family limited  liability  companies  which are controlled by the  Participant or the
         Participant's  family  members,  such transfers being permitted to occur by gift or pursuant to a domestic relation  order,  or, only in the case of  transfers  to the  entities  described  in clauses (i) and (ii)
         immediately  above,  for value.  The Committee or Board,  or its authorized  designee(s)  may, in its sole discretion,  permit  transfers  of  Non-Qualified  Stock  Options  or Stock  Appreciation  Rights to other persons or entities upon the request of a  Participant.  Subsequent  transfers of  previously  transferred
         Non-Qualified  Stock  Options  or  Stock  Appreciation  Rights  may  only be made to one of the  permitted transferees named above,  unless the subsequent  transfer has been approved by the Committee or the Board, or its authorized  designee(s).  Otherwise,  such  transferred  options may be transferred only by will or the laws of descent and distribution.

(c)      Notwithstanding  the foregoing,  if at the time any Stock Option is  transferred  as permitted  under this
         Section 14, a corresponding  Stock  Appreciation Right has been identified as being granted in tandem with such Stock  Option,  then the  transfer  of such Stock  Option  shall also  constitute  a transfer  of the corresponding  Stock  Appreciation  Right,  and such Stock  Appreciation  Right shall not be  transferable other than as part of the transfer of the Stock Option to which it relates.

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(d)      Concurrently  with any  transfer,  the  transferor  shall give  written  notice to the Plan's then current
         Stock  Option  administrator  of the name and  address  of the  transferee,  the  number of  shares  being transferred,  the Date of Grant of the Stock Options or Stock Appreciation  Rights being transferred,  and such other information as may reasonably be required by the administrator.  Following  transfer,  any such
         Stock Options or Stock  Appreciation  Rights shall continue to be subject to the same terms and conditions as were  applicable  immediately  prior to  transfer.  The  provisions  of the Plan and  applicable  Grant
         Documents  shall continue to be applied with respect to the original  Participant,  and such Stock Options or Stock  Appreciation  Rights shall be exercisable  by the transferee  only to the extent that they could have been exercised by the  Participant  under the terms of such Grant  Documents.  The Company  disclaims any obligation to provide notice to a transferee of any  termination or expiration of a transferred  Stock
         Option or Stock Appreciation Right.

15.      Conditions to Exercise of Options.  The Committee or Board may, in its  discretion,  require as conditions to the exercise of Stock  Options or Stock  Appreciation  Rights and the issuance of shares  thereunder  either (a)
that a registration  statement  under the Securities Act of 1933, as amended,  with respect to the Stock Options or
Stock  Appreciation  Rights  and the  shares  to be issued  upon the  exercise  thereof,  containing  such  current information  as is required by the Rules and  Regulations  under said Act,  shall have become,  and continue to be, effective;  or (b) that the  Participant  or his or her  transferee(s)  (i) shall have  represented,  warranted and agreed,  in form and substance  satisfactory  to the Company,  both that he or she is acquiring the Stock Option or
Stock Appreciation  Right and, at the time of exercising the Stock Option or Stock  Appreciation  Right, that he or she is acquiring the shares for his/her own account,  for investment  and not with a view to or in connection  with any  distribution;  (ii) shall have agreed to restrictions on transfer,  in form and substance  satisfactory to the
Company; and (iii) shall have agreed to an endorsement which makes appropriate  reference to such  representations, warranties, agreements and restrictions both on the option and on the certificate representing the shares.

16.      Conditions  to  Effectiveness  of the Plan. No Stock Option of Stock  Appreciation  Right shall be granted or  exercised  if the grant of the Stock Option or Stock  Appreciation  Right,  or the exercise and the issuance of shares  or  other  consideration  pursuant  thereto,  would  be  contrary  to law or the  regulations  of any  duly constituted authority having jurisdiction.

17.      Alteration, Termination, Discontinuance, Suspension, or Amendment.

(a)      Subject to the  requirements  of paragraph (c) below,  the Committee or Board may,  without the consent of the Participant,  amend any Grant Documents  evidencing a Stock Option or Stock Appreciation Right granted under the Plan, or otherwise  take action,  to  accelerate  the time or times at which the Stock Option or
         Stock  Appreciation  Right may be exercised,  to extend the  expiration  date of the Stock Option or Stock
         Appreciation  Right, to waive any other condition or restriction  applicable to such Stock Option or Stock
         Appreciation  Right or to the exercise of such Stock  Option or Stock  Appreciation  Right,  to reduce the
         Exercise  Price or Strike Price,  as  applicable,  of such Stock Option or Stock  Appreciation  Right,  to amend the  definition  of a change in control of the Company (if such a  definition  is  contained in such
         Grant  Documents)  to expand the events that would result in a change in control of the Company and to add a change in control  provision to such Grant  Documents (if such  provision is not contained in such Grant
         Documents)  and may  amend  any  such  Grant  Documents  in any  other  respect  with the  consent  of the
         Participant.

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(b)      Subject to the  requirements  of  paragraph  (c) below,  the Plan may be amended  from time to time by the
         Board or any duly authorized committee thereof.

(c)      If  required  by any Legal  Requirement,  any  amendment  to the Plan or any Grant  Document  will also be submitted  to and  approved  by the  requisite  vote of the  shareholders  of the  Company.  If any  Legal
         Requirement  requires  the Plan to be  amended,  or in the event  any  Legal  Requirement  is  amended  or supplemented  (e.g.,  by  addition  of  alternative  rules) to permit the  Company to remove or lessen any restrictions  on or with  respect  to Stock  Options  or Stock  Appreciation  Rights,  the  Board  and the
         Committee  each reserves the right to amend the Plan or any Grant  Documents  evidencing a Stock Option or
         Stock  Appreciation  Right to the extent of any such requirement,  amendment or supplement,  and all Stock
         Options or Stock Appreciation Rights then outstanding will be subject to such amendment.

(d)      Notwithstanding  any  provision of the Plan to the contrary,  the Committee or the Board may not,  without prior  approval of the  shareholders  of the  Company,  reprice  any  outstanding  Stock  Option by either lowering the Exercise  Price thereof or canceling  such  outstanding  Stock Option in  consideration  of a grant  having a lower  Exercise  Price.  This  paragraph  17(d) is intended to prohibit  the  repricing of
         "underwater"  Stock Options without prior shareholder  approval and shall not be construed to prohibit the adjustments provided for in Section 18 hereof.

(e)      The Plan may be  terminated  at any time by  action of the  Board.  The  termination  of the Plan will not adversely affect the terms of any outstanding Stock Option or Stock Appreciation Right.

(f)      The Plan will not confer upon any  Participant  any right with respect to  continuance  of  employment  or other service with the Company or any Subsidiary or Affiliated  Company,  nor will it interfere in any way with any right the Company or any  Subsidiary or Affiliated  Company would  otherwise  have to terminate a
         Participant's employment or other service at any time.
                  (g)      If an amendment  would (i)  materially  increase the benefits  accruing to  participants under the Plan, (ii) materially  increase the aggregate  number of securities that may be issued under the
         Plan, or (iii) materially  modify the requirements as to eligibility for  participation in the Plan, then, such amendment shall be subject to shareholder approval.

18.      Adjustment of Shares;  Effect of Certain  Transactions.  Notwithstanding  any other  provision of the Plan to the  contrary,  in the event of any  change in the  shares of Common  Stock  subject to the Plan or to any Stock
Option  or Stock  Appreciation  Right  granted  under  the Plan  (through  merger,  consolidation,  reorganization, recapitalization,  stock dividend, stock split, split-up, split-off,  spin-off,  combination of shares, exchange of
shares,  issuance  of  rights  to  subscribe,   or  change  in  capital  structure),   appropriate  adjustments  or

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substitutions  shall be made by the  Committee  or Board as to the (i)  maximum  number of  shares of Common  Stock subject to the Plan,  (ii) maximum  number of shares of Common Stock for which Stock Options or Stock  Appreciation
Rights  may be  granted to any one  employee,  and (iii) the  number of shares of Common  Stock and price per share subject to  outstanding  Stock Options or Stock  Appreciation  Rights as shall be equitable to prevent  dilution or enlargement of rights under previously  granted Stock Options or Stock  Appreciation  Rights.  The determination of the Committee or Board as to these matters shall be conclusive;  provided,  however,  that (i) any such  adjustment with respect to an Incentive Stock Option and any related Stock  Appreciation  Right shall comply with the rules of
Section  424(a)  of the  Code,  and (ii) in no event  shall any  adjustment  be made  which  would  disqualify  any
Incentive Stock Option granted hereunder as an Incentive Stock Option for purposes of Section 422 of the Code.

         The  Committee  or Board may  determine,  in its  discretion,  that Stock  Options and Stock  Appreciation
Rights may become immediately  exercisable upon the occurrence of a transaction  involving a "change in control" of the Company,  which  transactions  shall be as defined in the Grant  Documents  pursuant to which Stock  Options or
Stock  Appreciation  Rights are granted.  A "change in control"  transaction may include a merger or  consolidation of the Company,  a sale of all or substantially all of its assets,  or the acquisition of a significant  percentage of the voting power of the Company,  or such other form of  transaction  as the  Committee or Board  determines  to constitute a change in control.

         The  Committee or Board,  in its  discretion,  may also  determine  that,  upon the  occurrence  of such a
"change in  control"  transaction,  each Stock  Option or Stock  Appreciation  Right  outstanding  hereunder  shall terminate  within a specified  number of days after  notice to the  holder,  and such holder  shall  receive,  with respect to each share of Common Stock  subject to such Stock Option or Stock  Appreciation  Right,  an amount equal to the excess of the fair  market  value of the shares  immediately  prior to the  occurrence  of such  transaction
(which shall be no less than the value being paid for such shares pursuant to such  transaction)  over the Exercise
Price or Strike  Price,  as  applicable,  of such Stock Option or Stock  Appreciation  Right;  such amount shall be payable  in  cash,  in one or more of the  kinds of  property  payable  in such  transaction,  or in a  combination thereof, as the Committee or Board in its discretion shall determine.

19.      Use of  Proceeds.  Proceeds  realized  from the sale of Common  Stock  pursuant to Stock  Options  granted hereunder shall constitute general funds of the Company.

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